UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 29, 2008
                                                        ----------------

                            CITY CAPITAL CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


              NEVADA                  33-5902               22-2774460
  ---------------------------       -----------         ------------------
 (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)           File Number)        Identification No.)


              2000 Mallory Lane, Suite 130-301, Franklin, TN 37067
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (877) 367 1463
                                 ---------------
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     (a) On January 29, 2008, the officers of the Company concluded that the previously issued financial statements for the quarter ended September 30, 2007 should no longer be relied upon because of an error in such financial statements in that the Company failed to report a promissory note in the principal amount of $70,000.

     The promissory note is payable to Lucian Development, LLC, a New York limited liability company which owns approximately 40% of the Company's outstanding common stock. The note matures on September 13, 2009 with the principal to be paid at maturity in one lump sum. The note accrues interest at the rate of sixteen percent (16%). Interest is to be paid in an annual amount of $11,200 payable in quarterly dispersements of $2,800 beginning December 31, 2007. The December 31, 2007 payment was not made resulting in a two percent (2%)penalty on the interest payment. Lucien Development has not given the Company Notice of Default or accelerated the maturity date. Default is defined as: failure to make payments when due; assignment for creditors or bankruptcy; or misrepresentation by the Maker. In the event of a default which has not been cured within thirty days of receipt of notice of the default from the holder, the note and any accrued interest become immediately due and payable with a default interest rate of sixteen percent(16%).


     The Company discussed with the Company's independent accountant the matters disclosed in this filing pursuant to this Item 4.02(a).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CITY CAPITAL CORPORATION


February 6, 2008                    By:  /s/ EPHREN TAYLOR
                                         -------------------------------------
                                         Ephren Taylor, Chief Executive Officer